SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2004

Developers Diversified Realty Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	001-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Enterprise, Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)

(216) 755-5500

(Registrant’s telephone number, including area code)

SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press Release, dated March 31, 2004.

Exhibit 99.2	Press Release, dated March 31, 2004.

Item 9. Regulation FD Disclosure.

     On March 31, 2004, Developers Diversified Realty Corporation, an Ohio corporation (the “Company”), issued a press release (i) announcing that the Company had entered into an agreement to purchase 110 retail real estate assets, totaling 18.8 million square feet from Benderson Development Company, Inc., a New York corporation; (ii) revising guidance regarding the Company’s earnings for 2004; and (iii) announcing a quarterly dividend increase on the Company’s common shares, without par value. In addition, on March 31, 2004, the Company issued a press release announcing a conference call on April 1, 2004 to discuss this transaction. A copy of each press release is attached to this Current Report as Exhibits 99.1 and 99.2 and incorporated into this report by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation

Date: March 31, 2004	By:	/s/ William H. Schafer

William H. Schafer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release, dated March 31, 2004.

Exhibit 99.2	Press Release, dated March 31, 2004.